                                   PROMISSORY NOTE

Principal   Loan Date  Maturity   Loan No  Call/Coll  Account Officer  Initial
$250,000.00 03-17-2006 03-17-2011
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing " * * *" has been omitted due to text length limitations.

Borrower: MEDIA SCIENCES INC (TIN: 22-3674218)  Lender:  PNC Bank, National Association
          8 ALLERMAN ROAD                                Business Banking
          OAKLAND, NJ 07436                              Two Tower Center Boulevard
                                                         East Brunswick, NJ 08816

Principal Amount: $250,000.00   Interest Rate: 7.750%    Date of Note: March 17, 2006

PROMISE TO PAY. MEDIA SCIENCES INC ("Borrower") promises to pay to PNC Bank,
National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Fifty Thousand & 00/100 Dollars
($250,000.00), together with interest at the rate of 7.750% per annum on the unpaid principal balance from March 17, 2006, until paid in full, together with all applicable fees and expenses.

PAYMENT. Borrower will pay this loan in 60 payments of $5,053.81 each payment.
Borrower's first payment is due April 17, 2006, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on March 17, 201 1, and will be for all principal, accrued interest, and all other applicable fees and expenses, if any, not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges.
The annual interest rate for this Note is computed on a 3651360 basis; that is, by applying,the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. The level payment amount is calculated on the assumption that each periodic payment will be made on the date when due, and if there is any variation in the actual payment dates, there may be an additional amount due upon maturity of this Note. Any amortization schedule provided to Borrower is only an estimate, and is superseded by the terms of this Note regarding the accrual and payment of interest. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

PREPAYMENT PENALTY. Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: If this Note bears interest at the Floating Rate, the indebtedness may be prepaid in whole or in part at any time without penalty.
If this Note bears interest at a Fixed Rate, notwithstanding anything contained herein to the contrary, upon any prepayment by or on behalf of the Borrower
(whether voluntary, on default or otherwise), the Borrower shall, upon demand by the Bank, pay the Bank as compensation for the cost of being prepared to advance fixed rate funds hereunder an amount equal to the Cost of Prepayment. "Cost of
Prepayment" means an amount equal to the present value, if positive, of the product of (a) the difference between (i) the yield, on the beginning date of the applicable interest period, of a U.S. Treasury obligation with a maturity similar to the applicable interest period minus (ii) the yield on the prepayment date, of a U.S. Treasury obligation with a maturity similar to the remaining maturity of the applicable interest period, and (b) the principal amount to be prepaid, and (c) the number of years, including fractional years, from the prepayment date to the end of the applicable interest period. The yield on any
U.S. Treasury obligation shall be determined by reference to Federal Reserve
Statistical Release H.15(519) "Selected lnterest Rates". For purposes of making present value calculations, the yield to maturity of a similar maturity U.S.
Treasury obligation on the prepayment date shall be deemed the discount rate.
The Cost of Prepayment shall also apply to any payments made after acceleration of the maturity of this Note while a Fixed Rate is in effect. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve
Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If
Borrower sends such a payment, Lender may accept it without losing any of
Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: PNC Bank, National Association, Ann: Doc
Prep/Operations Department - BBCAC, 8800 Tinicum Boulevard 5th Floor
Philadelphia, PA 191 53. 07q lL76 , 03-1 7-201 1

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged
5.000% of the regularly scheduled payment or $100.00, whichever is less. This late charge shall be paid to Lender by Borrower for the purpose of defraying the expense incident to the handling of the delinquent payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note 5.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of
Default") under this Note:

         Payment Default. Borrower fails to make any payment when due.

         Other Defaults. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this
         Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this
Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to
Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of
Borrower's accounts, including deposit accounts, with Lender. However, this
Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or

                                 PROMISSORY NOTE
                                   (Continued)
                                                                          Page 2

a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this
Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default; Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgement collection services. If not prohibited by applicable law,
Borrower also will pay any court costs, in addition to all other sums provided by law.

WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE
BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY
NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS
NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER
ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of New
Jersey without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of New Jersey.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Middlesex County, State of New
Jersey.

RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against
Borrower's money, securities or other property given to Lender by law, Lender shall have, with respect to Borrower's obligations to Lender under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and Borrower hereby assigns, conveys, delivers, pledges and transfers to Lender all of Borrower's right, title and interest in and to, all of Borrower's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, Lender or any other direct or indirect subsidiary of The PNC Financial
Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of Lender, although Lender may enter such setoff on its books and records at a later time.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein: inventory, chattel paper, accounts, equipment, general intangibles and consumer goods described in a Commercial Security Agreement dated March 17, 2006.

FINANCIAL INFORMATION PROVISION. Borrower agrees to deliver any financial and other business information concerning Borrower that Lender may request from time to time, such as annual and interim financial statements (all of which shall be prepared in accordance with generally accepted accounting principles) and federal income tax returns.

DEPOSITORY. Borrower will establish and maintain, with Lender, Borrower's primary depository account(s). If Borrower fails to establish andlor maintain its primary depository account(s) with Lender, Lender may, at its option, upon thirty (30) days notice to Borrower, increase the interest rate payable by
Borrower under this Note by up to 1.00 percentage points (1.00%). Lender's right to increase the interest rate pursuant to this paragraph shall be in addition to any other rights or remedies Lender may have under this Note, all of which are hereby reserved, and shall not constitute a waiver, release or limitation upon
Lender's exercise of any such rights or remedies.

AUTOMATIC DEBIT OF PAYMENTS. The Borrower hereby authorizes the Lender to charge the Borrower's deposit account at the Lender for any payment when due hereunder.
If the Borrower revokes this authorization for any reason whatsoever or fails to maintain a deposit account with the Lender which may be charged, the Lender may, at its option, upon thirty (30) days notice to the Borrower, increase the interest rate payable by the Borrower under this Note by twenty-five (25) basis points (0.25%).

BUSINESS LOAN AGREEMENT. This Note is issued pursuant to a Loan Agreement dated
December 16, 2004, and the other documents referred to therein, the terms of which are incorporated herein by reference.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note. to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect
Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

                                 PROMISSORY NOTE
                                   (Continued)
                                                                          Page 3

PRIOR TO SIGNING THlS NOTE. BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF
THlS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER:

MEDIA SCIENCES, INC. H

By:  /s/ Michael W. Levin
   --------------------------------------
MlCHAEL W. LEVIN. Chief Executive Officer of
MEDIA SCIENCES, INC.

                                COMMERCIAL SECURITY AGREEMENT

Principal   Loan Date  Maturity   Loan No  Call/Coll  Account Officer  Initial
$250,000.00 03-17-2006 03-17-2011
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
     Any item above containing " * * *" has been omitted due to text length limitations.

Granter: MEDIA SCIENCES INC (TIN: 22-3674218) Lender:  PNC Bank, National Association
         8 ALLERMAN ROAD                               Business Banking
         OAKLAND, NJ 07436                             Two Tower Center Boulevard
                                                       East Brunswick, NJ 08816

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this
     Commercial Security Agreement from time to time.

     Borrower. The word "Borrower" means MEDIA SCIENCES INC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

     Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral
     Description section of this Agreement.

     Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

     Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act
     of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the
     Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499
     ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section
     1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 6901, et seq., the New Jersey Industrial Site Recovery Act, NJSA
     Section 13:lK-6 ("ISRA"), the New Jersey Spill Compensation and Control
     Act, NJSA 58:lO-23.1 1, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this
     Agreement.

     Grantor. The word "Grantor" means MEDIA SCIENCES INC.

     Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

     Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. .The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.
     The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness. The word "lndebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word
     "lndebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them;
     whether now or hereafter existing, voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as a guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and
     whether such indebtedness may be or hereafter may become otherwise unenforceable.

     Lender. The word "Lender" means PNC Bank, National Association, its successors and assigns.

     Note. The word "Note" means the Note executed by Grantor in the principal amount of $250,000.00 dated March 17, 2006, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     Uniform Commercial Code. The words "Uniform Commercial Code" means the
     Uniform Commercial Code, as in effect from time to time, in the appropriate jurisdiction.

THIS COMMERCIAL SECURITY AGREEMENT dated March 17, 2006, is made and executed between MEDIA SCIENCES INC ("Grantor") and PNC Bank, National Association
("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the lndebtedness and agrees that
Lender shall have the rights stated in this Agreement with respect to the
Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which
Grantor is giving to Lender a security interest for the payment of the lndebtedness and performance of all other obligations under the Note and this
Agreement: Grantor grants Lender a security interest in all assets of the
Grantor, of every kind and nature. now existing and hereafter acquired and arising and wherever located, including without limitation, accounts (including health-care-insurance receivables and credit card receivables), deposit accounts, commercial tort claims, letter of credit rights, chattel paper
(including electronic chattel paper), documents,

                          COMMERCIAL SECURITY AGREEMENT
                                   (Continued)
                                                                          Page 2

     instruments, investment property, general intangibles [including payment intangibles), software, goods, inventory, equipment, furniture and fixtures, all supporting obligations of the foregoing, and all cash and noncash proceeds and products (including without limitation insurance proceeds) of the foregoing, and all additions and accessions thereto, substitutions therefor and replacements thereof.

The word "Collateral" also includes all proceeds of the above described collateral, including without limitation, any equipment purchased with proceeds, as well as all accessories, attachments, accessions, replacements and additions, whether added now or later, together with all insurance proceeds and refunds of insurance premiums, if any, and all sums that may be due from third parties who may cause damage to any of the foregoing, whether due to judgment, settlement or other process.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

OBLIGATIONS OF GRANTOR. With respect to the Collateral, Grantor represents and promises to Lender that:

     Perfection of Security Interest. Grantor agrees to execute financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note
     Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement.
     Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use 'as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the
     Collateral. Grantor promptly will notify Lender before any change in
     Grantor's name including any change to the assumed business names of
     Grantor.

     Notices to Lender. Grantor will promptly notify Lender in writing at
     Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name; (2)
     change in Grantor's assumed business name(s); (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5)
     change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice.

     No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform
     Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without
     Lender's prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

     Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the
     Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon
     Lender's request, Grantor will deliver to Lender in form satisfactory to
     Lender a schedule of real properties and Collateral locations relating to
     Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

     Removal of the Collateral. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the
     Collateral from its existing location without Lender's prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the
     State of New Jersey, without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

     Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of
     Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason)
     shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

     Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public

                          COMMERCIAL SECURITY AGREEMENT
                                   (Continued)
                                                                          Page 3

     office other than those which reflect the security interest created by this
     Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

     Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

     Inspection of Collateral. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

     Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this
     Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in
     Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (1 5) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to
     Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as
     Lender's interest in the Collateral is not jeopardized.

     Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor
     hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

     Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to
     Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person.. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide
     Lender with such loss payable or other endorsements as Lender may require.
     If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to)
     obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

     lnsurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     lnsurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as
     Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value: and
     (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

     Collateral Schedules and Locations. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles.
     Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment,
     Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral.
     Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the
Collateral and may use it in any lawful

                          COMMERCIAL SECURITY AGREEMENT
                                   (Continued)
                                                                          Page 4

manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any
Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default,
Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as
Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care.
Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve Or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES. If any, action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts
Grantor is required to discharge or pay under this Agreement or any Related
Documents, Lender on Grantor's behalf may (but shall not be obligated to1 take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by
Lender to the date of repayment by Grantor. All such expenses will become a part of the lndebtedness and, at Lender's option, will (A) be payable on demand; (B)
be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

Payment Default. Grantor fails to make any payment when due under the
Indebtedness.

Other Defaults. Grantor or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and
Grantor.

Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the lndebtedness or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to
Lender by Grantor or on Grantor's behalf under this Agreement or the Related
Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents
ceases to be in full force and effect (including failure of any Related
Documents to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type.of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of
Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to
Guarantor of any of the lndebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the
Indebtedness. Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the lndebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this
Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the New Jersey Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

     Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the
     Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification Of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale Or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding. insuring, preparing for sale and selling the Collateral, shall become a part of the lndebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

                          COMMERCIAL SECURITY AGREEMENT
                                   (Continued)
                                                                          Page 5

     Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Leases and Rents from the
     Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the lndebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the
     Collateral. Lender may at any time in Lender's discretion transfer any
     Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the lndebtedness or apply it to payment of the lndebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not lndebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent: and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     Election of Remedies. Except as may be prohibited by applicable law, all of
     Lender's rights and remedies, whether evidenced by this Agreement, the
     Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect
     Lender's right to declare a default and exercise its remedies.

AUTHORIZATION TO OBTAIN CREDIT REPORTS. If the Grantor is/are an individual(s), by signing below, the undersigned individual(s1, provides written authorization to Lender or its designee (and any assignee or potential assignee hereof) to obtain his/her/their personal credit profile(s) from one or more national credit bureaus. Such authorization shall extend to obtaining a credit profile(s) in considering any extension of credit to the Borrower or the Grantor and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account. A photocopy or facsimile copy of this authorization shall be valid as the original. By signature below, I/we affirm my/our identity as the respective individual/s identified in this Agreement.

ADDITIONAL EVENT OF DEFAULT. The following shall also be an event of default:
Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this
     Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of
     Lender's costs and expenses, including Lender's attorneys' fees and
     Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this
     Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Governing Law. This Agreement will be governed by federal law applicable to
     Lender and, to the extent not preempted by federal law, the laws of the
     State of New Jersey without regard to its conflicts of law provisions. This
     Agreement has been accepted by Lender in the State of New Jersey.

     Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Middlesex County,
     State of New Jersey.

     Multiple Parties. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every
     Grantor. This means that each of ,the persons signing below is responsible for all obligations in this Agreement.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by
     Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by
     Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by
     Lender, nor any course of dealing between Lender and Grantor, shall constitute e waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.
     For notice purposes, Grantor agrees to keep Lender informed at all times of
     Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

     Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral and in the place

                          COMMERCIAL SECURITY AGREEMENT
                                   (Continued)
                                                                          Page 6

     and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the
     Indebtedness, and the authority hereby conferred is and shall be irrvocable and shall remain in full force and effect until renounced by Lender.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

     Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parries, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor,
     Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the lndebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

     Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as
     Grantor's lndebtedness shall be paid in full.

     Time is of the Essence. Time is of the essence in the performance of this
     Agreement.

WAIVER OF JURY TRIAL. EACH OF GRANTOR AND LENDER IRREVOCABLY WAIVES ANY AND ALL
RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION. PROCEEDING OR CLAIM OF ANY
NATURE RELATING TO THlS AGREEMENT, ANY RELATED DOCUMENTS OR ANY DOCUMENTS
EXECUTED IN CONNECTION WITH THlS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN
ANY OF SUCH DOCUMENTS. GRANTOR AND LENDER ACKNOWLEDGE THAT THE FOREGOING WAIVER
IS KNOWING AND VOLUNTARY.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THlS COMMERCIAL SECURITY
AGREEMENT AND AGREES TO ITS TERMS. THlS AGREEMENT IS DATED MARCH 17.2006.

GRANTOR:

MEDIA SCIENCES, INC.
By: /s/ MICHAEL W. LEVIN
   -----------------------------------------
MICHAEL W. LEVIN. Chief Executive Officer of
MEDIA SCIENCES, INC.

                                     COMMERCIAL GUARANTY

Principal  Loan Date  Maturity  Loan No  Call/Coll  Account Officer  Iniitial
References In the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
         Any item above containing " * * *" has been omitted due to text length limitations.

Borrower:  MEDIA SCIENCES INC (TIN: 22-3674218)  Lender: PNC Bank, National Association
           8 ALLERMAN ROAD                               Business Banking
           OAKLAND, NJ 07436                             Two Tower Center Boulevard
                                                         East Brunswick, NJ 08816

Guarantor: MEDIA SCIENCES INTERNATIONAL, INC. (TIN:
           87-0475073) 8 ALLERMAN ROAD OAKLAND, NJ 07436

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the
United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.
Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Borrower. The word "Borrower" means MEDIA SCIENCES INC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

     Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation MEDIA SCIENCES INTERNATIONAL, INC., and in each case, any signer's successors and assigns.

     Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.
     Borrower's indebtedness to Lender as more particularly described in this
     Guaranty.

     Indebtedness. The word "lndebtedness" means the indebtedness evidenced by the Note, or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which
     Borrower is responsible under this Guaranty or under any of the Related
     Documents. In addition, the word "lndebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Borrower, or any one or more of them, to Lender, as well as all claims by Lender against
     Borrower, or any one or more of them, whether existing now or later;
     whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether
     Borrower may be liable individually or jointly with others; whether
     Borrower may be obligated as a guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     Lender. The word "Lender" means PNC Bank, National Association, its successors and assigns.

     Note. The word "Note" means the promissory note dated March 17, 2006, in the original principal amount of S250.000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness..

GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration,
Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the lndebtedness of Borrower to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related
Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the lndebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to
Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents.
Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing.

CONTINUING GUARANTY. THlS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR
AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION
OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR
ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE
INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND
LIABILITY UNDER THlS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN
WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME
TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the lndebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at
Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new lndebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness"
does not include the lndebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind
Guarantor for all the lndebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the lndebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind Guarantor's estate as to the lndebtedness created both before and after
Guarantor's death or incapacity, regardless of Lender's actual notice of
Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the lndebtedness shall not affect the liability of Guarantor under this
Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the lndebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), prior to Guarantor's written revocation of this Guaranty shall not constitute a termination of this Guaranty. This Guaranty is

                               COMMERCIAL GUARANTY
                                   (Continued)
                                                                          Page 2

binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the lndebtedness remains unpaid and even though the lndebtedness may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening
Guarantor's liability under this Guaranty, from time to time: (A) prior to revocat~on as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the lndebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness;
extensions may be repeated and may be for longer than the original loan term;
(C) to take and hold security for the payment of this Guaranty or the
Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (Dl to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (El to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(G) to sell, transfer, assign or grant participations in all or any part of the
Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to
Lender that (A) no representations or agreements of any kind have been made to
Guarantor which would limit or qualify in any way the terms of this Guaranty;
(B) this Guaranty is executed at Borrower's request and not at the request of
Lender; (C) Guarantor has full power, right and authority to enter into this
Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action
(including those for unpaid taxes) against Guarantor is pending or threatened;
(I) Lender has made no representation to Guarantor as to the creditworthiness of
Borrower; and (J) Guarantor has established adequate means of obtaining from
Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the lndebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the lndebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by
Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of
Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (Dl any right to claim discharge of the lndebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (El any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding lndebtedness which is not barred by any applicable statute of limitat~ons; or
(F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the lndebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the lndebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. To the extent permitted by applicable law, Guarantor grants Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Lender all of Guarantor's right, title and interest in and to Guarantor's accounts with Lender (whether checking, savings or some other account), including without limitation all accounts held jointly with someone else and all accounts Guarantor may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the lndebtedness against any and all such accounts and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the
Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower.
In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors. by voluntary liquidation, or otherwise, the assets of Borrower applicable to

                               COMMERCIAL GUARANTY
                                   (Continued)
                                                                          Page 3

the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to
Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to .this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of
     Lender's costs and expenses, including Lender's attorneys' fees and
     Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this
     Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

     Governing Law. This Guaranty will be governed by federal law applicable to
     Lender and, to the extent not preempted by federal law, the laws of the
     State of New Jersey without regard to its conflicts of law provisions. This
     Guaranty has been accepted by Lender in the State of New Jersey.

     Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Middlesex County,
     State of New Jersey.

     Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the
     Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

     Interpretation. In all cases where there is more than one Borrower or
     Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this
     Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or
     Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any Loan indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile
     (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United
     States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by
     Lender to any Guarantor is deemed to be notice given to all Guarantors.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under .this Guaranty unless such waiver is given in writing and signed by
     Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by
     Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by
     Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions.
     Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER OF JURY TRIAL. GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT
     GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF
     ANY NATURE RELATING TO THlS GUARANTY, ANY RELATED DOCUMENTS, OR ANY
     DOCUMENTS EXECUTED IN CONNECTION WITH THlS GUARANTY OR ANY TRANSACTION
     CONTEMPLATED IN ANY OF SUCH DOCUMENTS. GUARANTOR ACKNOWLEDGES THAT THE
     FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

LIMITED RECOURSE AS TO NON-APPLICANT SPOUSE. Notwithstanding anything contained herein to the contrary, it is agreed that, unless an exception to the requirements of Regulation B of the Board of Governors of the Federal Reserve
System applies in connection with the extension of the Indebtedness and the execution of this Guaranty, the spouse who is deemed not to be the "applicant for credit" for purposes of such regulation (the "Non-Applicant Spouse") shall be personally liable under this Guaranty only with respect to assets held jointly as of the date hereof or hereafter acquired, and the lien of any judgment, order or other relief against the Non-Applicant Spouse shall be limited thereto. Nothing herein, however, shall limit the Lender's rights against any person, firm or entity other than the Non-Applicant Spouse.

AUTHORIZATION TO OBTAIN CREDIT REPORTS. If the Gurantor is/are an individual(s), by signing below, the undersigned
individual(s),

                               COMMERCIAL GUARANTY
                                   (Continued)
                                                                          Page 4

provides written authorization to Lender or its designee (and any assignee or potential assignee hereof) to obtain his/her/their personal credit profile(s)
from one or more national credit bureaus. Such authorization shall extend to obtaining a credit profile(s) in considering any extension of credit to the
Borrower or the Guarantor and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account. A photocopy or facsimile copy of this authorization shall be valid as the original. By signature below, l/we affirm my/our identity as the respective individual/s identified in this Guaranty.

LENDER'S RELIANCE ON ACCOUNTANT PREPARED FINANCIAL STATEMENTS. In the event that any financial information submitted to Lender has been prepared by an outside accountant, the same shall be accompanied by a statement in writing signed by the accountant disclosing that the accountant is aware that the information prepared by the accountant would be submitted to and relied upon by Lender in connection with Lender's determination to grant or continue credit.

GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL
GUARANTY AND GUARANTOR AGREES TO ITS TERMS. THIS COMMERCIAL GUARANTY IS DATED
MARCH 17,2006.

GUARANTOR:

MEDIA SCIENCES INTERNATIONAL, INC.

By:  /s/ Michael W. Levin
  -------------------------------------------
MICHAEL W. LEVIN, President of MEDIA SCIENCES
INTERNATIONAL, INC.

                               COMMERCIAL GUARANTY

Principal  Loan Date  Maturity  Loan No  Call/Coll  Account Officer  Iniitial
References In the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
         Any item above containing " * * *" has been omitted due to text length limitations.

Borrower:  MEDIA SCIENCES INC (TIN: 22-3674218) Lender: PNC Bank, National Association
           8 ALLERMAN ROAD                              Business Banking
           OAKLAND, NJ 07436                            Two Tower Center Boulevard
           East Brunswick, NJ 08816

Guarantor: CADAPULT GRAPHIC SYSTEMS, INC.
           8 ALLERMAN ROAD
           OAKLAND, NJ 07436

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the
United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.
Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Borrower. The word "Borrower" means MEDIA SCIENCES INC and includes all cosigners and co-makers signing the Note and all their successors and assigns.

     Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation CADAPULT GRAPHIC SYSTEMS, INC:, and in each case, any signer's successors and assigns. Guaranty. The word "Guaranty"
     means this guaranty from Guarantor to Lender. Borrower's indebtedness to
     Lender as more particularly described in this Guaranty.

     Indebtedness. The word "lndebtedness" means the indebtedness evidenced by the Note, or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which
     Borrower is responsible under this Guaranty or under any of the Related
     Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Borrower, or any one or more of them, to Lender, as well as all claims by Lender against
     Borrower, or any one or more of them, whether existing now or later;
     whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or 'unliquidated; whether
     Borrower may be liable individually or jointly with others; whether
     Borrower may be obligated as a guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     Lender. The word "Lender" means PNC Bank, National Association, its successors and assigns.

     Note. The word "Note" means the promissory note dated March 17, 2006, in the original principal amount of $250,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness..

GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration,
Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the lndebtedness of Borrower to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related
Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the lndebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to
Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents.
Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing.

CONTINUING GUARANTY. THlS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR
AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION
OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR
ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE
INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND
LIABILITY UNDER THlS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN
WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME
TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the lndebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at
Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new lndebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness"
does not include the lndebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind
Guarantor for all the lndebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the lndebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind Guarantor's estate as to the lndebtedness created both before and after
Guarantor's death or incapacity, regardless of Lender's actual notice of
Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the lndebtedness shall not affect the liability of Guarantor under this
Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the
Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00). prior to Guarantor's written revocation of this Guaranty shall not constitute a termination of this Guaranty. This Guaranty is binding upon
Guarantor and Guarantor's heirs, successors and assigns so long as any of the
Indebtedness remains unpaid and even though the

                               COMMERCIAL GUARANTY
                                   (Continued)
                                                                          Page 2

lndebtedness may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening
Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the lndebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness;
extensions may be repeated and may be for longer than the original loan term;
(C) to take and hold security for the payment of this Guaranty or the
Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(G) to sell, transfer, assign or grant part~cipations in all or any part of the
Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to
Lender that (A) no representations or agreements of any kind have been made to
Guarantor which would limit or qualify in any way the terms of this Guaranty;
(B) this Guaranty is executed at Borrower's request and not at the request of
Lender; (C) Guarantor has full power, right and authority to enter into this
Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action
(including those for unpaid taxes) against Guarantor is pending or threatened;
(I) Lender has made no representation to Guarantor as to the creditworthiness of
Borrower; and (J) Guarantor has established adequate means of obtaining from
Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any infor'mation or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the lndebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the lndebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by
Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of
Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the lndebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding lndebtedness which is not barred by any applicable statute of limitations; or
(F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the lndebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the lndebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. To the extent permitted by applicable law, Guarantor grants Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Lender all of Guarantor's right, title and interest in and to Guarantor's accounts with Lender (whether checking, savings or some other account), including without limitation all accounts held jointly with someone else and all accounts Guarantor may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the lndebtedness against any and all such accounts and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the
Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower.
In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness.

                               COMMERCIAL GUARANTY
                                   (Continued)
                                                                          Page 3

Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower Or against any assignee or trustee in bankruptcy of Borrower;
provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If
Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender.
Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties Sought to be charged or bound by the alteration or amendment.

     Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of
     Lender's costs and expenses, including Lender's attorneys' fees and
     Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this
     Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of New Jersey without regard to its conflicts of law provisions. This Guaranty has been accepted by Lender in the State of New
     Jersey.

     Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Middlesex County,
     State of New Jersey.

     Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the
     Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

     Interpretation. In all cases where there is more than one Borrower or
     Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this
     Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or
     Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any Loan indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile
     (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United
     States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by
     Lender to any Guarantor is deemed to be notice given to all Guarantors.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by
     Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by
     Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by
     Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER OF JURY TRIAL. GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT
     GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF
     ANY NATURE RELATING TO THlS GUARANTY, ANY RELATED DOCUMENTS, OR ANY
     DOCUMENTS EXECUTED IN CONNECTION WITH THlS GUARANTY OR ANY TRANSACTION
     CONTEMPLATED IN ANY OF SUCH DOCUMENTS. GUARANTOR ACKNOWLEDGES THAT THE
     FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

LIMITED RECOURSE AS TO NON-APPLICANT SPOUSE. Notwithstanding anything contained herein to the contrary, it is agreed that, unless an exception to the requirements of Regulation B of the Board of Governors of the Federal Reserve
System applies in connection with the extension of the Indebtedness and the execution of this Guaranty, the spouse who is deemed not to be the "applicant for credit" for purposes of such regulation (the "Non-Applicant Spouse") shall be personally liable under this Guaranty only with respect to assets held jointly as of the date hereof or hereafter acquired, and the lien of any judgment, order or other relief against the Non-Applicant Spouse shall be limited thereto. Nothing herein, however, shall limit the Lender's rights against any person, firm or entity other than the Nan-Applicant Spouse.

AUTHORIZATION TO OBTAIN CREDIT REPORTS. If the Guarantor is/are an
individual(s), by signing below, the undersigned individual(s), provides written authorization to Lender or its designee (and any assignee or potential assignee hereof) to obtain his/her/their personal credit

                               COMMERCIAL GUARANTY
                                   (Continued)
                                                                          Page 4

profile(s) from one or more national credit bureaus. Such authorization shall extend to obtaining a credit profile(s) in considering any extension of credit to the Borrower or the Guarantor and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account. A photocopy or facsimile copy of this authorization shall be valid as the original. By signature below, l/we affirm my/our identity as the respective individual/s identified in this Guaranty.

LENDER'S RELIANCE ON ACCOUNTANT PREPARED FINANCIAL STATEMENTS. In the event that any financial information submitted to Lender has been prepared by an outside accountant, the same shall be accompanied by a statement in writing signed by the accountant disclosing that the accountant is aware that the information prepared by the accountant would be submitted to and relied upon by Lender in connection with Lender's determination to grant or continue credit.

GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL
GUARANTY AND GUARANTOR AGREES TO ITS TERMS. THIS COMMERCIAL GUARANTY IS DATED
MARCH 17,2006.

GUARANTOR:

CADAPULT GRAPHIC SYSTEMS, INC.

By:  /s/ Michael W. Levin
   ---------------------------------------------
         MICHAEL W. LEVIN, President of CADAPULT
         GRAPHIC SYSTEMS, INC.